Exhibit 24

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WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN, 2000-VFN, 2000-1 and 2001-1 SUPPLEMENTS
CERTIFICATE DATE AS OF :                                         December 31, 2001
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POOL BALANCE:                                                    For the Period ended:
                                                                 December 2001
Pool Balance, beginning of period                                $1,036,393,498.81

Pool Balance, end of period                                      $  841,390,900.14

Pool Balance, average                                            $  919,783,103.60

Required Pool Balance, end of period                             $  841,390,900.14



COLLECTIONS & SERIES ALLOCATIONS                                 For the Period ended:
                                                                 December , 2001

Series Allocable Principal Collections
   Series 2000-1                                                 $4,801,921,318.66
   Series 2001-1                                                 $1,892,208,179.40
                                                                 $6,694,129,498.06

Series Allocable Non-Principal Collections
   Series 2000-1                                                 $   44,700,919.12
   Series 2001-1                                                 $   16,887,305.74
                                                                 $   61,588,224.86

Series Allocable Miscellaneous Payments
   Series 2000-1                                                 $ -
   Series 2001-1                                                 $ -
                                                                 $ -

Investment Proceeds
   Series 2000-1                                                 $    4,097,643.63
   Series 2001-1                                                 $    1,636,049.57
                                                                 $    5,733,693.21


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                  For the Period ended:
                                                                 December , 2001

Series 2000-1 Class A                                            $            0.00
Series 2000-1 Class B                                            $            0.00
Series 2001-1 Class A                                            $            0.00
Series 2001-1 Class B                                            $            0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                     Calculated as of:
                                                                 December , 2001

Series Allocation Percentages
     Series 2000-1                                                           70.00%
     Series 2001-1                                                           30.00%
Floating Allocation Percentages
     Series 2000-1                                                           90.57%
     Series 2001-1                                                           90.57%
Principal Allocation Percentages
     Series 2000-1                                                            0.00%
     Series 2001-1                                                            0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES            For the Period ended:
                                                                 December , 2001

Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                          $            0.00
   Floating Allocation Percentage:                               $4,359,901,764.39
   Cert. Percentage minus Excess Cert. Percentage:               $  442,019,554.27
                                                                 $4,801,921,318.66
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                          $            0.00
   Floating Allocation Percentage:                               $   40,603,045.06
   Cert. Percentage minus Excess Cert. Percentage:               $    4,097,874.06
                                                                 $   44,700,919.12
Series 2001-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                          $            0.00
   Floating Allocation Percentage:                               $1,717,772,019.08
   Cert. Percentage minus Excess Cert. Percentage:               $  174,436,160.32
                                                                 $1,892,208,179.40
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                          $            0.00
   Floating Allocation Percentage:                               $   15,336,525.57
   Cert. Percentage minus Excess Cert. Percentage:               $    1,550,780.17
                                                                 $   16,887,305.74


                                                                 For the Period ended:
MONTHLY DISTRIBUTIONS                                            December , 2001

Principal Distributions to Investors
     Series 2000-1 Class A                                       $ -
     Series 2000-1 Class B                                       $ -
     Series 2001-1 Class A                                       $ -
     Series 2001-1 Class B                                       $ -

Principal Distributions to Investors - $ per thousand
     Series 2000-1 Class A                                       $            0.00000000
     Series 2000-1 Class B                                       $            0.00000000
     Series 2001-1 Class A                                       $            0.00000000
     Series 2001-1 Class B                                       $            0.00000000

Monthly Interest to Investors
     Series 2000-1 Class A                                       $   26,496,040.28
     Series 2000-1 Class B                                       $    2,386,829.28
     Series 2001-1 Class A                                       $    9,106,986.86
     Series 2001-1 Class B                                       $      824,600.80

Monthly Interest to Investors - $ per thousand
     Series 2000-1 Class A                                       $           41.01554222
     Series 2000-1 Class B                                       $           44.20054222
     Series 2001-1 Class A                                       $           32.87720889
     Series 2001-1 Class B                                       $           35.85220889

Noteholder Monthly Servicing Fee
     Series 2000-1                                               $    5,958,713.36
     Series 2001-1                                               $    2,210,641.43

Reserve Fund Deposit Amount
     Series 2000-1                                               $            0.00
     Series 2001-1                                               $            0.00


MONTHLY DISTRIBUTIONS (Cont.)                                    For the Period ended:
                                                                 December , 2001

Investor Default Amount
     Series 2000-1                                               $            0.00
     Series 2001-1                                               $            0.00

Monthly Dilution Amount
     Series 2000-1                                               $            0.00
     Series 2001-1                                               $            0.00

Noteholder Charge-Off Reversal Amount
     Series 2000-1                                               $            0.00
     Series 2001-1                                               $            0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 2000-1                                               $            0.00
     Series 2001-1                                               $            0.00

Carry-Over Amount
     Series 2000-1 Class A                                       $            0.00
     Series 2000-1 Class B                                       $            0.00
     Series 2001-1 Class A                                       $            0.00
     Series 2001-1 Class B                                       $            0.00

Previously waived servicing fee
     Series 2000-1                                               $            0.00
     Series 2001-1                                               $            0.00

Collections Released to Cert. during Collection Period           $6,990,950,028.17

Excess Distributed to Cert. on Payment Date                      $   16,752,200.41


FUNDED AND INVESTED AMOUNTS:                                     As of the last day of:
                                                                 December , 2001

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                          $  646,000,000.00
Principal Distributed to Investors (Cumulative)                  $            0.00
Principal Funding Account Balance                                $            0.00
Unreimbursed Investor Charge Offs (Cumulative)                   $            0.00
Series Excess Funding Amount                                     $  166,332,835.13
   Invested Amount                                               $  479,667,164.87

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                          $   54,000,000.00
Principal Distributed to Investors (Cumulative)                  $            0.00
Principal Funding Account Balance                                $            0.00
Unreimbursed Investor Charge Offs (Cumulative)                   $            0.00
Series Excess Funding Amount                                     $            0.00
   Invested Amount                                               $   54,000,000.00

SERIES 2001-1 SUPPLEMENT CLASS A
Initial Invested Amount                                          $  277,000,000.00
Principal Distributed to Investors (Cumulative)                  $            0.00
Principal Funding Account Balance                                $            0.00
Unreimbursed Investor Charge Offs (Cumulative)                   $            0.00
Series Excess Funding Amount                                     $   71,285,500.77
   Invested Amount                                               $  205,714,499.23

SERIES 2001-1 SUPPLEMENT CLASS B
Initial Invested Amount                                          $   23,000,000.00
Principal Distributed to Investors (Cumulative)                  $            0.00
Principal Funding Account Balance                                $            0.00
Unreimbursed Investor Charge Offs (Cumulative)                   $            0.00
Series Excess Funding Amount                                     $            0.00
   Invested Amount                                               $   23,000,000.00


RESERVE FUNDS                                                    As of last day of:
                                                                 December , 2001

Series 2000-1
   Reserve Fund Balance                                          $    3,500,000.00
   Reserve Fund Deficiency Amount                                $            0.00
   Principal Funding Account Balance                             $            0.00
   Outstanding Principal Balance, Class A                        $  646,000,000.00
   Outstanding Principal Balance, Class B                        $   54,000,000.00

Series 2001-1
   Reserve Fund Balance                                          $    1,500,000.00
   Reserve Fund Deficiency Amount                                $            0.00
   Principal Funding Account Balance                             $            0.00
   Outstanding Principal Balance, Class A                        $  277,000,000.00
   Outstanding Principal Balance, Class B                        $   23,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                            As of last day of:
                                                                 December , 2001

Pool Total Components of Excess Receivables:
     Used Vehicles                                               $   88,964,315.85
     Finance Hold Receivables (for Credit Reasons Only)          $    6,547,449.60
     Delayed Payment Program                                     $      133,287.87

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                               $  210,347,725.04
     Finance Hold Receivables                                    $            0.00
     Delayed Payment Program                                     $   16,827,818.00

Total Excess Receivables                                         $    6,547,449.60

Overconcentration Amount                                         $    5,935,289.21

Ineligible Amount                                                $            0.00

Trust Incremental Subordinated Amount                            $   12,482,738.81



POOL SERIES SUBORDINATED AMOUNTS                                 As of last day of:
                                                                 December , 2001

Series Incremental Subordinated Amount
     Series 2000-1                                               $    8,900,624.80
     Series 2001-1                                               $    3,814,553.49

Required Subordinated Amount
     Series 2000-1                                               $   55,347,907.60
     Series 2001-1                                               $   23,720,531.83

Available Subordinated Amount
     Series 2000-1                                               $   55,347,907.60
     Series 2001-1                                               $   23,720,531.83


CHARGE OFFS                                                      For the Period ended:
                                                                 December , 2001

Defaulted Receivables                                            $            0.00

Investor/Noteholder Defaulted Amount
   Series 2000-1                                                 $            0.00
   Series 2001-1                                                 $            0.00

Deficiency Amount
   Series 2000-1                                                 $            0.00
   Series 2001-1                                                 $            0.00

Required Draw Amount
   Series 2000-1                                                 $            0.00
   Series 2001-1                                                 $            0.00

Investor/Noteholder Charge-Off's
   Series 2000-1                                                 $            0.00
   Series 2001-1                                                 $            0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                   For the Period ended:
                                                                 December , 2001

Interest Shortfalls, end of period
     Series 2000-1 Class A                                       $            0.00
     Series 2000-1 Class B                                       $            0.00
     Series 2001-1 Class A                                       $            0.00
     Series 2001-1 Class B                                       $            0.00

Change in Interest Shortfalls, beginning of period
     Series 2000-1 Class A                                       $            0.00
     Series 2000-1 Class B                                       $            0.00
     Series 2001-1 Class A                                       $            0.00
     Series 2001-1 Class B                                       $            0.00

Principal Shortfalls, end of period
     Series 2000-1 Class A                                       $            0.00
     Series 2000-1 Class B                                       $            0.00
     Series 2001-1 Class A                                       $            0.00
     Series 2001-1 Class B                                       $            0.00

Change in Principal Shortfalls, beginning of period
     Series 2000-1 Class A                                       $            0.00
     Series 2000-1 Class B                                       $            0.00
     Series 2001-1 Class A                                       $            0.00
     Series 2001-1 Class B                                       $            0.00

INTEREST RATE FOR NEXT PAYMENT DATE                              As of last day of:
                                                                 December , 2001

Series 2000-1 Class A                                                         1.9550000%
Series 2000-1 Class B                                                         2.2700000%
Series 2001-1 Class A                                                         1.9500000%
Series 2001-1 Class B                                                         2.2900000%


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